Exhibit 11


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectuses and Statement of Additional Information constituting parts of this Post-Effective Amendment No. 18 to the registration statement on Form N-1A (the "Registration Statement") of CitiFunds International Trust (formerly Landmark International Funds) of our report dated February 2, 1998 relating to the financial statements and financial highlights of CitiFunds International Growth Portfolio (formerly CitiFunds International Equity Portfolio and formerly Landmark International Equity Fund), appearing in the December 31, 1997 Annual Report of Landmark International Equity Fund, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Condensed Financial Information" and "Counsel and Independent Auditors" in the Prospectuses and under the heading "Auditors" and "Independent Accountants and Financial Statements" in such Statement of Additional Information.

PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, MA
December 14, 1998

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                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Statement of Additional Information constituting part of this Post-Effective Amendment No. 18 to the registration statement on Form N-1A (the "Registration Statement") of CitiFunds International Trust (formerly Landmark International Funds) of our report dated February 2, 1998 relating to the financial statements and financial highlights of International Equity Portfolio, appearing in the December 31, 1997 Annual Report of Landmark International Equity Fund, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Auditors" and "Independent Accountants and Financial Statements" in such Statement of Additional Information.

PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Chartered Accountants
Toronto, Ontario
December 14, 1998